UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            September 2, 2005

KMG Chemicals, Inc.

(Exact name of registrant as specified in its charter)

TEXAS	000-29278	75-2640529
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10611 Harwin Drive, Suite 402, Houston, Texas		77036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code       713-988-9252

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On September 2, 2005, we granted performance-based restricted stock awards to five executives, including our COO, J. Neal Butler, our CFO, John V. Sobchak, and our General Counsel, Roger C. Jackson.  The awards were granted as a Series 1 award and a Series 2 award.  A copy of the form of the Series 1 Performance-Based Restricted Stock Agreement and the Series 2 Performance-Based Restricted Stock Agreement are attached to this report as Exhibits 10.28 and 10.29 respectively.  The two series are similar in form, except that the performance requirement for each series differs.

The awards were granted under our 2004 Long Term Incentive Plan (“Plan”).  Each series of performance stock award generally vests three years after August 1, 2004.  The awards are subject to a transfer restriction, and are forfeited on termination of employment for reasons other than death, total and permanent disability or retirement.  On death, total and permanent disability or retirement, the awards may vest in whole or in part.  On a change of control (as defined in the Plan), the awards wholly vest.

The total Series 1 award was for a maximum of 29,040 target units, and the total Series 2 award was for a maximum 19,360 target units.  Each target unit initially represents the right to acquire one share of the Company’s common stock, $.01 par value.  The awards are subject to a performance requirement.  The performance requirement for the Series 2 award is an average annual compounded total shareholder return over the measurement period of at least 10%.  The performance requirement for the Series 1 award over the measurement period is calculated according to the following matrix:

Revenue Growth Rate (Average Annualized)	Percentage of Units Vested if Average Annual Return on Equity% is
					15.0% or
	0 - 7.49%	7.5 - 9.99%	10.0 – 12.49%	12.5 – 14.99%	more
0 - 4.99%	0.0%	10.0%	20.0%	30.0%	40.0%
5.0 – 9.99%	5.0%	17.5%	30.0%	42.5%	55.0%
10.0 – 14.99%	10.0%	25.0%	40.0%	55.0%	70.0%
15.0% - 19.99%	20.0%	32.5%	50.0%	67.5%	85.0%
20.0% or more	30.0%	40.0%	60.0%	80.0%	100.0%

The performance measurement period for both series of awards begins August 1, 2004, and absent an early termination of employment, ends July 31, 2007.

The award for four of the five executives is as follows:

Name	Series 1 Units	Series 2 Units
J. Neal Butler	11,820	7,880
John V. Sobchak	6,780	4,520
Roger C. Jackson	6,180	4,120
Thomas H. Mitchell	2,700	1,800

Section 9 – Financial Statements and Exhibits

(c)  Exhibits.  The following exhibits are filed herewith:

10.28                                                                     Performance-Based Restricted Stock Agreement, Series 1

10.29                                                                     Performance-Based Restricted Stock Agreement, Series 2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KMG Chemicals, Inc.

By:	/s/ John V. Sobchak	Date: September 7, 2005
John V. Sobchak,
Chief Financial Officer